Government Obligations Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS


Mortgage Pass-Throughs -- 95.3%


                                                   Principal
                                                   Amount
                                                   (000's
                                                   omitted)    Value
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
   4.50%, with maturity at 2000                     $     2    $      2,050
   4.75%, with various maturities to 2002                 8           7,265
   5.00%, with various maturities to 2003               338         329,409
   5.25%, with various maturities to 2005               164         160,633
   5.50%, with various maturities to 2011               652         642,061
   6.00%, with various maturities to 2022             2,235       2,218,877
   6.25%, with various maturities to 2013               591         589,099
   6.50%, with various maturities to 2022             7,184       7,210,595
   6.75%, with various maturities to 2011             5,988       6,023,790
   7.00%, with various maturities to 2019             9,886      10,017,823
   7.25%, with maturity at 2003                       1,096       1,110,633
   7.50%, with various maturities to 2020            13,867      14,260,442
   7.75%, with various maturities to 2018             2,860       2,946,945
   8.00%, with various maturities to 2026            25,281      26,325,212
   8.25%, with various maturities to 2011            12,326      12,900,308
   8.50%, with various maturities to 2018            17,377      18,287,577
   8.75%, with various maturities to 2016            14,890      15,690,351
   9.00%, with various maturities to 2020             7,947       8,495,295
   9.25%, with various maturities to 2010             4,736       5,062,683
   9.50%, with various maturities to 2016               922         994,138
   10.00%, with various maturities to 2017              227         250,739
   11.00%, with various maturities to 2019            1,898       2,150,339
   12.00%, with various maturities to 2019            2,103       2,439,355
   12.25%, with various maturities to 2019            2,675       3,130,466
   12.50%, with various maturities to 2019            8,379       9,864,920
   12.75%, with various maturities to 2015            1,036       1,213,165
   13.00%, with various maturities to 2019            3,273       3,880,782
   13.25%, with various maturities to 2019              363         436,391
   13.50%, with various maturities to 2015            4,027       4,775,937
   13.75%, with various maturities to 2014               48          57,816
   14.00%, with various maturities to 2016            1,989       2,410,748
   14.50%, with various maturities to 2014              207         252,048
   14.75%, with maturity at 2010                        713         864,218
   15.00%, with various maturities to 2013              794         991,294
   15.25%, with maturity at 2012                        144         182,666
   15.50%, with various maturities to 2012              166         207,181
   16.00%, with various maturities to 2012               74          94,440
   16.25%, with various maturities to 2012              212         270,401
--------------------------------------------------------------------------------
                                                               $166,748,092
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
   0.25%, with maturity at 2014                     $   155    $    132,730
   3.50%, with maturity at 2007                         104          97,870
   4.50%, with maturity at 1999                           3           3,036
   5.00%, with various maturities to 2017               595         578,105
   5.25%, with various maturities to 2006               136         132,335
   5.50%, with various maturities to 2006               284         279,849
   5.75%, with maturity at 2003                          90          88,678
   6.00%, with various maturities to 2010            13,999      13,877,700
   6.25%, with various maturities to 2007               382         381,071
   6.50%, with various maturities to 2017             1,029       1,033,439
   6.75%, with various maturities to 2007               740         742,987
   7.00%, with various maturities to 2018             5,260       5,335,888
   7.25%, with various maturities to 2017             1,548       1,582,933
   7.50%, with various maturities to 2020             9,938      10,228,745
   7.75%, with various maturities to 2008             1,110       1,147,700
   8.00%, with various maturities to 2019            28,265      29,489,418
   8.25%, with various maturities to 2020            13,283      13,896,208
   8.50%, with various maturities to 2020            23,375      24,674,966
   8.75%, with various maturities to 2017             1,157       1,225,120
   9.00%, with various maturities to 2020             9,395      10,108,114
   9.25%, with various maturities to 2016             3,686       3,976,373
   9.50%, with maturity at 2009                         224         243,778
   9.75%, with maturity at 2019                         349         384,293
   11.00%, with various maturities to 2010              477         537,440
   11.50%, with various maturities to 2016            5,428       6,265,740
   11.75%, with various maturities to 2015            1,689       1,957,170
   12.00%, with various maturities to 2020           12,006      14,013,459
   12.25%, with various maturities to 2015            2,851       3,359,703
   12.50%, with various maturities to 2021           12,992      15,341,311
   12.75%, with various maturities to 2014            1,417       1,680,603
   13.00%, with various maturities to 2019           10,327      12,424,176
   13.25%, with various maturities to 2015            1,811       2,176,457
   13.50%, with various maturities to 2015            3,901       4,730,954
   13.75%, with various maturities to 2014              140         170,035
   14.00%, with various maturities to 2014              672         823,845
   14.25%, with various maturities to 2014              157         195,954
   14.50%, with various maturities to 2014              219         270,059
   14.75%, with various maturities to 2012            3,405       4,248,338
   15.00%, with various maturities to 2013            2,748       3,453,791
   15.50%, with various maturities to 2012              844       1,069,993
   15.75%, with maturity at 2011                         23          30,019
   16.00%, with various maturities to 2012              286         365,800
--------------------------------------------------------------------------------
                                                               $192,756,183
--------------------------------------------------------------------------------
Government National Mortgage Assn.:
   5.50%, with maturity at 1999                     $     3    $      2,581
   6.50%, with various maturities to 2002               400         400,041
   7.25%, with various maturities to 2022             3,703       3,849,766

                     See notes to financial statements

Government Obligations Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


                                                   Principal
                                                   Amount
                                                   (000's
                                                   omitted)    Value
--------------------------------------------------------------------------------
   7.50%, with maturity at 2017                     $   945    $    996,299
   8.00%, with various maturities to 2017            17,112      17,955,719
   8.25%, with various maturities to 2008               436         460,343
   8.50%, with various maturities to 2018             1,408       1,506,323
   9.00%, with maturity at 2011                         393         424,179
   11.50%, with maturity at 2013                        241         278,714
   12.00%, with various maturities to 2015            3,044       3,570,800
   12.50%, with various maturities to 2015           13,385      15,899,295
   13.00%, with various maturities to 2014            1,027       1,235,030
   13.50%, with various maturities to 2013              257         310,433
   14.00%, with various maturities to 2015              116         143,276
   14.50%, with various maturities to 2014              407         509,910
   15.00%, with various maturities to 2013              509         643,549
   16.00%, with various maturities to 2012              300         388,150
--------------------------------------------------------------------------------
                                                               $ 48,574,408
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations:
   Federal Home Loan Mortgage Corp.
     Series B Class 3, 12.5%, due 2013
     Collateral 100% FHLMC PC                       $   152    $    176,925
   Federal National Mortgage Assn.
     Series 93-73E, 6.35%, due 2019
     Collateral 100% FNMA MBS                         3,000       2,979,375
   Salomon Brothers Mortgage Securities II, Inc.
     11.5%, due 2015                                  1,240       1,333,920
--------------------------------------------------------------------------------
                                                               $  4,490,220
--------------------------------------------------------------------------------

Total Mortgage Pass-Throughs
   (identified cost, $404,902,438)                             $412,568,903
--------------------------------------------------------------------------------

U.S. Treasury Obligations -- 18.6%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 7.125%, 2/15/23+                $ 6,000    $  6,850,314
U.S. Treasury Bond, 12.000%, 8/15/13++               50,000      73,718,750
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations
   (identified cost, $67,368,569)                              $ 80,569,064
--------------------------------------------------------------------------------

Short-Term Investments -- 0.2%
--------------------------------------------------------------------------------
Banque National de Paris Euro
Time-deposit Cayman Island,
5.750%, 1/02/98                                     $   900    $    900,000
--------------------------------------------------------------------------------

Total Short-Term Investments
   (identified cost, $900,000)                                 $    900,000
--------------------------------------------------------------------------------

Total Investments -- 114.1%
   (identified cost $473,171,007)                              $494,037,967
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (14.1)%                      $(60,930,973)
--------------------------------------------------------------------------------


Net Assets -- 100%                                             $433,106,994
--------------------------------------------------------------------------------
+ Security (or a portion thereof) has been pledged as collateral for futures contracts.
++ A portion of this security is on loan at December 31, 1997 (See Note 5).

                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
----------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost, $473,171,007)          $494,037,967
Cash                                              69,736
Receivable for investments sold                1,187,126
Interest receivable                            5,810,946
Deferred organization expenses (Note 1H)           3,141
----------------------------------------------------------
Total assets                                $501,108,916
----------------------------------------------------------


Liabilities
----------------------------------------------------------
Payable for investments purchased           $  5,908,008
Payable for daily variation margin on
   open financial futures contracts
   (Note 1G)                                     199,229
Liability for collateral received for
   securities loaned (Note 5)                 61,812,000
Payable to affiliate for Trustees'
   fees (Note 3)                                   4,764
Accrued expenses                                  77,921
----------------------------------------------------------
Total liabilities                           $ 68,001,922
----------------------------------------------------------
Net Assets applicable to investors'
   interest in Portfolio                    $433,106,994
----------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals            $412,607,422
Net unrealized appreciation of
   investments (computed on the basis
   of identified cost)                        20,499,572
----------------------------------------------------------
Total                                       $433,106,994
----------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
----------------------------------------------------------
Interest income                             $ 38,681,716
----------------------------------------------------------
Total income                                $ 38,681,716
----------------------------------------------------------


Expenses
----------------------------------------------------------
Investment adviser fee (Note 3)             $  3,305,992
Compensation of Trustees not members
   of the Investment Adviser's organization
   (Note 3)                                       19,263
Custodian fee                                    196,940
Legal and accounting services                     45,097
Amortization of organization expenses
   (Note 1H)                                       3,811
Miscellaneous                                     85,571
----------------------------------------------------------
Total expenses                              $  3,656,674
----------------------------------------------------------

Net investment income                       $ 35,025,042
----------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
----------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                           $ (4,772,453)
   Financial futures contracts                (2,072,153)
----------------------------------------------------------
Net realized loss on investment
   transactions                             $ (6,844,606)
----------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)      $  5,657,614
   Financial futures contracts                (1,242,597)
----------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) of investments            $  4,415,017
----------------------------------------------------------

Net realized and unrealized loss on
   investments                              $ (2,429,589)
----------------------------------------------------------

Net increase in net assets from
   operations                               $ 32,595,453
----------------------------------------------------------

                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)             Year Ended              Year Ended
in Net Assets                   December 31, 1997       December 31, 1996
---------------------------------------------------------------------------
From operations --
   Net investment income            $  35,025,042           $  37,858,369
   Net realized loss on
      investment transactions          (6,844,606)             (5,404,267)
   Net change in unrealized
      appreciation (depreciation)
      of investments                    4,415,017             (10,812,405)
---------------------------------------------------------------------------
Net increase in net assets
   from operations                  $  32,595,453           $  21,641,697
---------------------------------------------------------------------------
Capital transactions --
   Contributions                    $ 163,961,740           $  66,333,513
   Withdrawals                       (218,972,747)           (154,241,567)
---------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions             $ (55,011,007)          $ (87,908,054)
---------------------------------------------------------------------------

Net decrease in net assets          $ (22,415,554)          $ (66,266,357)
---------------------------------------------------------------------------


Net Assets
---------------------------------------------------------------------------
At beginning of year                $ 455,522,548           $ 521,788,905
---------------------------------------------------------------------------
At end of year                      $ 433,106,994           $ 455,522,548
---------------------------------------------------------------------------

                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                           Year Ended December 31,
                                                       ---------------------------------------------------------------
                                                         1997         1996         1995         1994         1993*
----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------
Expenses                                                  0.83%        0.82%        0.82%        0.80%         0.86%+
Net investment income                                     7.95%        7.88%        7.82%        8.03%         8.46%+
Portfolio Turnover                                          20%          11%          19%          35%           42%
----------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000s omitted)                  $433,107     $455,523     $521,789     $515,670     $537,297
----------------------------------------------------------------------------------------------------------------------

+ Annualized.
* For the period from the start of business, October 28, 1993 to December 31, 1993.

                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuation -- Mortgage backed, "pass-through" securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than mortgage backed, "pass-through" securities) are normally valued at the mean between the latest available bid and asked prices for securities for which the over-the-counter market is the primary market. Debt securities may also be valued on the basis of valuations furnished by a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value.

   B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

   C Gains and Losses From Security Transactions -- For book purposes, gains or losses are not recognized until disposition. For federal tax purposes, the Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving options and financial futures contracts in determining recognized gains or losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to market on a daily basis resulting in the recognition of taxable gains or losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

   D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   E Written Options -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

   F Purchased Options -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or

Government Obligations Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. For tax purposes, the Portfolio's options are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

   G Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

   If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. For tax purposes, such futures contracts are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

   H Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by the credits which are determined based on the average cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense on the Statement of Operations.

   J Other -- Investment transactions are accounted for on the date the investments are purchased or sold.

   K Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Purchases and Sales of Investments
   -----------------------------------------------------------------------------
   Purchases, sales and paydowns of investments, other than short-term obligations, aggregated $100,515,430, $32,669,268 and $85,183,347, respectively.

3  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. For the year ended December 31, 1997, the fee was equivalent to 0.75% of the Portfolio's average net assets for such period and amounted to $3,305,992. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no significant amounts have been deferred.

Government Obligations Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 1997 was $2,661,326 and the average interest rate was 6.3%. The maximum borrowing outstanding at any time during the year ended December 31, 1997 was $8,165,000.

5  Securities Lending Agreement
   -----------------------------------------------------------------------------
   The Portfolio has established a securities lending agreement with a broker in which the Portfolio lends portfolio securities to the broker in exchange for collateral consisting of either cash or U.S. government securities. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received. During the year ended December 31, 1997, the value of the securities loaned and the value of the collateral typically amounted to approximately $59,000,000 and $62,000,000, respectively.


6  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, were as follows:


   Aggregate cost                                                $ 473,171,007
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                 $  22,243,358

   Gross unrealized depreciation                                    (1,376,398)
   -----------------------------------------------------------------------------

   Net unrealized appreciation                                   $  20,866,960
   -----------------------------------------------------------------------------


7  Financial Instruments
   -----------------------------------------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at December 31, 1997 is as follows:


   Futures Contracts
   -----------------------------------------------------------------------------

   Expiration                                               Net Unrealized
   Date         Contracts                       Position    Depreciation
   -----------------------------------------------------------------------------
   3/98         850 US Treasury Five Year
                Note Futures                      Short     $  (367,388)
   -----------------------------------------------------------------------------

   At December 31, 1997, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

Government Obligations Portfolio as of December 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT


To the Board of Trustees and Investors
of Government Obligations Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio, including the portfolio of investments, as of December 31, 1997, and the related statement of operations for year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and for the period from October 28, 1993 (start of business), to December 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended and for the period from October 28, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.



                                                 COOPERS & LYBRAND L.L.P.
                                                 Boston, Massachusetts
                                                 February 6, 1998

Government Obligations Portfolio as of December 31, 1997


Government Obligations Portfolio

Officers

M. Dozier Gardner
President and Trustee

James B. Hawkes
Vice President and Trustee

Susan Schiff
Vice President and
Portfolio Manager

Mark S. Venezia
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant